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                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC   20549

                               FORM 8-K

         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 21, 1996

                      BOSTON ACOUSTICS, INC.
                      ----------------------
      (Exact name of Registrant as Specified in its Charter)

  MASSACHUSETTS                    33-9875                   04-2662473
  -------------                    -------                   ----------
(State or other                 (Commission                (IRS Employer
jurisdiction of                 File Number)             Identification No.)
incorporation)

               300 JUBILEE DRIVE, PEABODY, MASSACHUSETTS  01960
               ------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                               (508) 538-5000
               ------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

               ------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER INFORMATION

   On June 21, 1996, a subsidiary of the registrant acquired substantially all of the assets and certain obligations of Snell Acoustics, Inc., effective as of May 31, 1996 (the "Snell Acquisition"). Snell Acoustics, Inc. was a Massachusetts corporation engaged in the business of manufacturing high-end home entertainment loudspeaker systems. On June 21, 1996, the registrant issued a press release with respect to the Snell Acquisition which is attached hereto as Exhibit 99A.

   Under Item 2 of Form 8-K the registrant was not deemed to have acquired a significant amount of assets in the Snell Acquisition. Consequently, the registrant was not required to provide any information under Item 2 of Form 8-K or any financial statements or pro forma financial information under Item 7 of Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

            (C)   EXHIBITS

         Exhibit 99  - "Safe Harbor" Statement under Private Securities
                       Litigation Reform Act of 1995
         Exhibit 99A - Registrant's Press Release dated June 21, 1996


                             SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     BOSTON ACOUSTICS, INC.


Date:  July 17, 1996                 By: /s/ Francis L. Reed
                                         ---------------------------------
                                         Francis L. Reed
                                         Chief Executive Officer and Treasurer
                                         (Principal Executive Officer,
                                         Principal Financial Officer and
                                         Principal Accounting Officer)


Date:  July 17, 1996                 By: /s/ Andrew G. Kotsatos
                                         ---------------------------------
                                          Andrew G. Kotsatos
                                          President and Assistant Treasurer